EXECUTION VERSION

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (this “Agreement”) is made as of December 18, 2013, by and between TTG Apparel, LLC, a Delaware limited liability company (“Seller”), and HGI Funding, LLC, a Delaware limited liability company (“Purchaser”).

WHEREAS, immediately following the execution and delivery of this Agreement, FOH Holdings, LLC, a Delaware limited liability company (“Parent”), FOHG Acquisition Corp., a New York corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Frederick’s of Hollywood Group Inc., a New York corporation (the “Company”), are entering into an Agreement and Plan of Merger (the “Merger Agreement”) which provides, among other things, for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, Seller is the beneficial owner of 50,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company, plus paid-in-kind dividends thereon (the “Series A Preferred Stock”); and

WHEREAS, concurrently with the execution and delivery of this Agreement, Seller, Purchaser, and certain other parties are entering into a rollover agreement with Parent (the “Rollover Agreement”), providing, among other things, for the contribution to Parent by Seller and Purchaser, immediately prior to the Effective Time, of their respective shares of Series A Preferred Stock after giving effect to the transactions contemplated by this Agreement in exchange for newly-issued membership interests of Parent.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.           Purchase and Sale of Series A Preferred Stock.

1.1         Sale of Series A Preferred Stock; Closing; Disclosure.

(a)          Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase from Seller and Seller agrees to sell to Purchaser 14,900 shares of Series A Preferred Stock (the “Sale Shares”), for an aggregate purchase price of $1,490,000 (the “Purchase Price”).

(b)          Subject to the satisfaction or waiver of the conditions set forth in Section 5 and Section 6 hereof, the closing of the transaction contemplated by this Agreement (the “Closing”) shall take place at the offices of Milbank, Tweed, Hadley & McCloy LLP at 10:00 A.M. local time on the Closing Date immediately prior to the Effective Time. At the Closing, Purchaser will pay the Purchase Price, by wire transfer of immediately available funds, to such account as Seller may reasonably direct by written notice delivered to Purchaser by Seller at least two (2) Business Days prior to the Closing. Simultaneously, Seller will assign and transfer to Purchaser all right, title and interest in and to the Sale Shares, free and clear of all liens and encumbrances, by delivering to Purchaser a certificate or certificates representing the Sale Shares, in genuine and unaltered form, duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank, with requisite stock transfer tax stamps, if any, attached.

(c)          Except as required by applicable Law, Seller shall not, prior to the Closing, disclose to any third parties other than its advisors the existence of, or any information concerning, this Agreement or the transactions contemplated by this Agreement.

1.2         Defined Terms Used in this Agreement. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them in the Merger Agreement.

(a)          “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

(b)          “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “controlling” and “controlled” have meanings correlative thereto.

(c)          “GAAP” means generally accepted accounting principles in the United States of America.

(d)          “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

(e)          “Law” means rule, regulation, statutes, orders, ordinance, guideline, code, or other legally enforceable requirement, including but not limited to common law, state, local and federal laws or securities laws and laws of foreign jurisdictions.

(f)           “Option” with respect to any Person means any security, right, subscription, warrant, option, “phantom” stock right or other contract that gives the right to (i) purchase or otherwise receive or be issued any shares of capital stock of such Person or any security of any kind convertible into or exchangeable or exercisable for any shares of capital stock of such Person or (ii) receive or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of such Person, including any rights to participate in the equity or income of such Person or to participate in or direct the election of any directors or officers of such Person or the manner in which any shares of capital stock of such Person are voted.

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(g)          “Organizational Documents” means, collectively, the organizational documents, including any certificate of incorporation, certificate of formation, articles of organization, articles of association and/or certificates of existence and the bylaws, operating agreement, limited liability company agreement, certificate of limited partnership or partnership agreement, as applicable, and any other documents comparable to any of the foregoing, of any Person organized and existing under the Laws of any country anywhere in the world.

(h)          “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(i)          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(j)          “subsidiary” means with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

(k)          “Tax” means any present or future tax, levy, impost, duty, deduction, withholding, assessment, fee or other charge imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

2.          Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser that the following representations are true and complete as of the date hereof.

2.1           Organization, Good Standing, Corporate Power and Qualification. Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute and deliver this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby.

2.2           Authorization. All limited liability company action required to be taken by Seller in order to authorize Seller to enter into this Agreement and sell the Sale Shares, has been taken. All action on the part of the officers and members of Seller necessary for the execution and delivery of this Agreement and the other documents referenced above, the performance of all obligations of Seller under this Agreement to be performed, and the sale and delivery of the Sale Shares has been taken. This Agreement, when executed and delivered by Seller, shall constitute a valid and legally binding obligation of Seller, enforceable against Seller in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally.

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2.3           Title to Sale Shares. Seller is the legal, beneficial and record owner of the Sale Shares, and has good title thereto, free and clear of any claim, lien, pledge, Option, charge, security interest or encumbrance of any nature whatsoever, including without limitation any agreements restricting the transferability of the Sale Shares, and will transfer such good title to Purchaser, free and clear of any liens.

2.4           Consents and Filings. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority or any other Person is required on the part of Seller in connection with the consummation of the transactions contemplated by this Agreement.

2.5           Compliance with Other Instruments. The execution and delivery by Seller of this Agreement do not, and the consummation of the transactions contemplated hereby will not:

(a)          conflict with or result in a violation or breach of any of the terms, conditions or provisions of the Organizational Documents of Seller;

(b)          conflict with or result in a violation or breach of any term or provision of any Law applicable to Seller or the Sale Shares; or

(c)          (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under, (iii) require Seller to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of, (iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, (v) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under, or (vi) result in the creation or imposition of any lien upon Seller or the Sale Shares under, any contract or license to which Seller is a party or by which any of its assets and properties is bound.

2.6           Seller’s Sophistication. Seller has conducted its own investigation with respect to the sale of the Sale Shares. Seller acknowledges that Purchaser has not provided any information with respect to the Sale Shares or the Company. Seller, by reason of its knowledge and experience in financial and business matters in general and investments in particular, is capable of evaluating the risks and merits of selling the Sale Shares. In making its decision to sell the Sale Shares, Seller has relied solely on its own advisors, and not on the advice of Purchaser or Purchaser’s advisors or legal counsel. Seller hereby acknowledges that Purchaser has informed Seller that it and its Affiliates may have, or may have received or obtained, on a confidential or otherwise privileged basis, non-public information that may be material concerning the Company and the Sale Shares, including but not limited to, potential mergers or acquisitions or potential sale transactions and recent appraisals of the Company’s and/or the Sale Shares’ value (collectively, the “Purchaser Information”) and has not shared any such Purchaser Information with Seller. Seller acknowledges that (i) Purchaser is an “insider”; (ii) that some of Purchaser Information may be material to Seller’s decision to sell the Sale Shares to Purchaser; (iii) that Purchaser Information could be indicative of a value of the Sale Shares that is greater than the purchase price reflected in this Agreement or could otherwise be adverse to Seller and such Purchaser Information may be material to Purchaser’s decision to buy the Sale Shares; (iv) Seller has not requested Purchaser Information and agrees that Purchaser shall not be obligated to disclose any Purchaser Information or have any liability to Seller with respect to any such non-disclosure; and (v) Purchaser has not made any representation or warranty whatsoever with respect to the business, condition (financial or otherwise), properties, prospects, creditworthiness, status or affairs of the Company or with respect to the value of the Sale Shares.

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3.           Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller that:

3.1           Authorization. All limited liability company action required to be taken by Purchaser in order to authorize Purchaser to enter into this Agreement and purchase the Sale Shares has been taken. All action on the part of the officers and members of Purchaser necessary for the execution and delivery of this Agreement, the performance of all obligations of Purchaser under this Agreement to be performed, and the purchase of the Sale Shares, has been taken. This Agreement, when executed and delivered by Purchaser, shall constitute a valid and legally binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally.

3.2           Legends. Purchaser understands that the Sale Shares and any securities issued in respect of or exchange for the Sale Shares, may bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OR STATE SECURITIES LAWS.”

3.3           Accredited Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

4.           Additional Obligations.

4.1           Actions Required With Respect to the Merger. Seller shall use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate the purchase and sale of the Sale Shares contemplated by this Agreement.

4.2           Transfer and Other Restrictions. Unless and until this Agreement is terminated pursuant to Subsection 7.3, Seller agrees not to:

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(a)          sell, sell short, transfer (including for consideration, by gift or by waive of a trust, whether voting or non-voting), pledge, encumber, assign, deposit or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Sale Shares or any interest therein; or

(b)          grant any proxy or power of attorney or enter into any voting agreement or other arrangement, other than the Voting Agreement, in respect of its Series A Preferred Stock.

4.3           Further Assurances. From time to time after the date hereof and at the Closing, each party shall use its commercially reasonable efforts to cooperate with the other and shall execute and deliver such further conveyances and other instruments as may be necessary or appropriate to effectuate the transfer of the Sale Shares to Purchaser.

5.           Conditions to the Obligations of Purchaser.

5.1           Conditions Precedent. The obligation of Purchaser hereunder to purchase the Sale Shares is subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):

(a)          Representations and Warranties. Each of the representations and warranties made by Seller in this Agreement shall be true and correct on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

(b)          Performance. Seller shall have performed and complied with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Seller at or before the Closing.

(c)          Officers’ Certificates. Seller shall have delivered to Purchaser a certificate, dated the Closing Date and executed in the name and on behalf of Seller, by the Manager of Seller, substantially in the form and to the effect of Exhibit A hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of Seller, substantially in the form and to the effect of Exhibit B hereto.

5.2           Condition Subsequent. The obligation of Purchaser to purchase the Sale Shares is subject to the fulfillment, at or promptly following the Closing, the following condition subsequent:

(a)          Merger Certificate. The (i) Closing shall have occurred, and (ii) the Merger Certificate shall have been filed with and accepted by the Department of State of the State of New York and the Merger shall have become effective pursuant thereto.

6.          Conditions to the Obligations of Seller. The obligations of Seller hereunder to sell the Sale Shares are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Seller in its sole discretion):

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6.1           Representations and Warranties. Each of the representations and warranties made by Purchaser in this Agreement shall be true and correct on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

6.2           Performance. Purchaser shall have performed and complied with each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Purchaser at or before the Closing.

6.3           Officers’ Certificates. Purchaser shall have delivered to Seller a certificate, dated the Closing Date and executed in the name and on behalf of Purchaser by any Vice President of Purchaser, substantially in the form and to the effect of Exhibit C hereto, and a certificate, dated the Closing Date and executed by the Secretary or any Assistant Secretary of Purchaser, substantially in the form and to the effect of Exhibit D hereto.

7.          Miscellaneous.

7.1           Survival of Warranties and Covenants. Unless otherwise set forth in this Agreement, the representations and warranties of Seller and Purchaser contained in or made pursuant to this Agreement shall survive for twelve (12) months from the date hereof (the date that is twelve (12) months from the date hereof, the “Survival Date”) regardless of any investigation made by Purchaser or on its behalf. Notwithstanding any provision to the contrary contained in this Agreement, with respect to claims for breaches of representations and warranties contained in this Agreement, no party will be liable with respect thereto unless written notice of a possible claim with respect to such breach is given by the party making such claim on or prior to the Survival Date, it being understood that so long as such written notice is given on or prior to the Survival Date, such representations and warranties shall continue to survive until such matter is resolved. All covenants and agreements contained herein shall survive until they are completed or no longer applicable in accordance with the terms of this Agreement.

7.2           Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Purchaser shall be permitted to assign its rights under this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.3           Termination. This Agreement shall terminate upon the termination of the Merger Agreement in accordance with Article VII thereof. The termination of this Agreement in accordance with this Subsection 7.3 shall not relieve any party from liability for any breach of its obligations hereunder committed prior to such termination.

7.4           Governing Law. This Agreement shall be governed by and construed in accordance with the laws in effect in the State of New York, without giving effect to its conflicts of law principles (other than § 5-1401 of the New York General Obligations Law).

7.5           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including “.pdf”) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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7.6           Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.7           Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such e-mail address or address as subsequently modified by written notice given in accordance with this Subsection 7.7. If notice is given to Seller, a copy shall also be sent to Edwards Wildman Palmer LLP, 225 West Wacker Drive, Suite 2800, Chicago, Illinois 60606-1229, Attn: Adam S. Calisoff, Esq., and if notice is given to Purchaser, a copy shall also be given to Milbank, Tweed, Hadley & McCloy LLP, One Chase Manhattan Plaza, New York, New York 10005, Attn: Alexander M. Kaye, Esq. and Roland Hlawaty, Esq.

7.8           No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Purchaser agrees to indemnify and to hold harmless Seller from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its officers, employees, or representatives is responsible. Seller agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which Seller or any of its officers, employees or representatives is responsible.

7.9           Amendments and Waivers. This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement is sought. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

7.10         Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

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7.11         Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

7.12         Entire Agreement. This Agreement (including the Exhibits hereto) constitutes, together with the Merger Agreement and the Rollover Agreement, the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

7.13         Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of New York, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that mandatory provisions of federal Law apply. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York located in the borough of Manhattan (and any appellate court thereof) and the United States District Court for the Southern District of New York (and any appellate court thereof), in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (c) waives, to the fullest extent it may legally and effectively do so any objection which it may now or hereafter have to venue of any such action or proceeding in any such courts, and (d) waives, to the fullest extent permitted by Law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties to this Agreement irrevocably consents to service of process in any such action or proceeding in the manner provided for notices in Subsection 7.7 of this Agreement; provided, however, that nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

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7.14         Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS CONTAINED IN THIS SUBSECTION 7.14.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the parties or their officer thereunto duly authorized, has executed this Purchase and Sale Agreement as of the date first written above.

SELLER:

TTG APPAREL, LLC

By:	/s/ Michael T. Tokarz

Name:	Michael T. Tokarz

Title:	Manager

Address:	TTG Apparel, LLC
287 Bowman, 2nd Floor
Purchase, NY 10577

Email:	mtokarz@tokarzgroup.com,
with a copy to AdamCalisoff@ewp.com

PURCHASER:

HGI Funding, LLC

By:	/s/ Thomas A. Williams

Name:	Thomas A. Williams

Title:	Chief Financial Officer

Address:	c/o Harbinger Group Inc.
Attention: Gus Cheliotis
450 Park Avenue, 30th Floor
New York, NY 10022

Email:	GCheliotis@Harbingergroupinc.com

[Signature Page to Purchase and Sale Agreement]

EXHIBIT A

TTG APPAREL, LLC

Officer’s Certificate

TTG APPAREL, LLC, a Delaware limited liability company (“Seller”), pursuant to Subsection 5.1(c) of the Purchase and Sale Agreement dated as of December 18, 2013 (the “Purchase and Sale Agreement”, capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase and Sale Agreement) between HGI Funding, LLC, a Delaware limited liability company, and Seller, HEREBY CERTIFIES that:

(1)         Each of the representations and warranties made by Seller in the Purchase and Sale Agreement is true and correct on and as of the date hereof as though made on and as of the date hereof.

(2)         Each of the agreements, covenants and obligations required by the Purchase and Sale Agreement to be performed or complied with by Seller at or before the Closing has been duly performed or complied with.

IN WITNESS WHEREOF, Seller has caused this Certificate to be executed on its behalf by the undersigned on and as of ________ ___, 2013.

TTG APPAREL, LLC

By:
Name:
Title:

EXHIBIT B

TTG APPAREL, LLC

Secretary’s Certificate

I, __________, Secretary of TTG Apparel, LLC, a Delaware limited liability company (“Seller”), pursuant to Subsection 5.1(c) of the Purchase and Sale Agreement dated as of December 18, 2013 (the “Purchase and Sale Agreement”) between HGI Funding, LLC, a Delaware limited liability company, and Seller, DO HEREBY CERTIFY on behalf of Seller as follows:

(1)         Attached hereto as Exhibit A is a true, complete and correct copy of the [Restated] Certificate of Formation of Seller and all amendments thereto (as so amended, the “Certificate of Formation”), and no amendment to the Certificate of Formation has been authorized or become effective since the date of the last of such amendments, no amendment or other document relating to or affecting the Certificate of Formation has been filed in the office of the Secretary of State of the State of Delaware since such date and no action has been taken by Seller, its members, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of Seller.

(2)         Attached hereto as Exhibit B is a true, complete and correct copy of the limited liability company agreement of Seller as in full force and effect on the date hereof and at all times since [date of last amendment].

(3)         Attached hereto as Exhibit C is a true, complete and correct copy of resolutions adopted by [●] of Seller with respect to the Purchase and Sale Agreement and the transactions contemplated thereby, which resolutions were duly and validly adopted by [●] on ________ ___, 2013 [at which a quorum was present and acting throughout]. All such resolutions are in full force and effect on the date hereof in the form in which adopted and no other resolutions have been adopted by the [●] of Seller relating to the Purchase and Sale Agreement and the transactions contemplated thereby.

(4)         Each of the following named individuals is a duly elected or appointed, qualified and acting officer of Seller who holds, and at all times since date of execution of Purchase and Sale Agreement has held, the offices set opposite such individual’s name, and the signature written opposite the name and title of such officer is such officer’s genuine signature:

[Name]	[Title]	______________________________

[Name]	[Title]	______________________________

[Name]	[Title]	______________________________

[Name]	[Title]	______________________________

IN WITNESS WHEREOF, Seller has caused this Certificate to be executed on its behalf by the undersigned on and as of _________ ____, 2013.

TTG APPAREL, LLC

By:
Name:
Title:

I, __________, [title of officer] of Seller, DO HEREBY CERTIFY on behalf of Seller that __________ is the duly elected or appointed, qualified and acting Secretary of Seller, and the signature set forth above is the genuine signature of such officer.

By:
Name:
Title:

_________ ___, 2013

EXHIBIT C

HGI FUNDING, LLC

Officer’s Certificate

HGI FUNDING, LLC, a Delaware limited liability company (“Purchaser”), pursuant to Subsection 6.3 of the Purchase and Sale Agreement dated as of December 18, 2013 (the “Purchase and Sale Agreement”; capitalized terms not defined herein shall have the meanings ascribed to them in the Purchase and Sale Agreement) between Purchaser and TTG Apparel, LLC, a Delaware limited liability company, HEREBY CERTIFIES that:

(1)         Each of the representations and warranties made by Purchaser in the Purchase and Sale Agreement is true and correct on and as of the date hereof as though made on and as of the date hereof.

(2)         Each of the agreements, covenants and obligations required by the Purchase and Sale Agreement to be performed or complied with by Purchaser at or before the Closing has been duly performed or complied with.

IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed on its behalf by the undersigned on and as of _______ ___, 2013

HGI FUNDING, LLC

By:
Name:
Title:

EXHIBIT D

HGI FUNDING, LLC

Secretary’s Certificate

I, __________, Secretary of HGI Funding, LLC a Delaware limited liability company (“Purchaser”), pursuant to Subsection 6.3 of the Purchase and Sale Agreement dated as of December 18, 2013 (the “Purchase and Sale Agreement”) between Purchaser and TTG Apparel, LLC, a Delaware limited liability company, DO HEREBY CERTIFY on behalf of Purchaser as follows:

(1)         Attached hereto as Exhibit A is a true, complete and correct copy of the Certificate of Formation of Purchaser and all amendments thereto (as so amended, the “Certificate of Formation”), and no amendment to the Certificate of Formation has been authorized or become effective since the date of the last of such amendments, no amendment or other document relating to or affecting the Certificate of Formation has been filed in the office of the Secretary of State of the State of Delaware since such date and no action has been taken by Purchaser, its members, directors or officers in contemplation of the filing of any such amendment or other document or in contemplation of the liquidation or dissolution of Purchaser.

IN WITNESS WHEREOF, Purchaser has caused this Certificate to be executed on its behalf by the undersigned on and as of ________ ___, 2013.

HGI FUNDING, LLC

By:
Name:
Title:

I, __________, [title of officer] of Purchaser, DO HEREBY CERTIFY on behalf of Purchaser that __________ is the duly elected or appointed, qualified and acting Secretary of Purchaser, and the signature set forth above is the genuine signature of such officer.

By:
Name:
Title:

_________ ___, 2013